UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2026

ELECTRO-SENSORS, INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	000-09587	41-0943459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6111 Blue Circle Drive

Minnetonka, Minnesota 55343-9108

(Address of Principal Executive Offices)

(952) 930-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ELSE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2026, Electro-Sensors, Inc. (“Electro-Sensors”, the “Company”, “we”, “us” or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with steute Industrial Controls, Inc., a Connecticut corporation (“steute” or “Parent”), and Steute Burwell, Inc., a Minnesota corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Steute Burwell, Inc. will merge with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any further action on the part of the Company, Merger Sub, Parent, or any holder of shares of common stock of the Company or Merger Sub, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other than dissenting shares and the shares held by the Company, Parent, or Merger Sub) will be converted into the right to receive US $7.75 in cash (before giving effect to any required Tax withholdings), without interest (the “Merger Consideration”) (collectively, the “Merger”). The Merger Agreement contains customary representations, warranties, and covenants.

     Our board of directors has approved and declared the Merger Agreement advisable and resolved to recommend that our shareholders approve the Merger Agreement and related matters. We expect the Merger to be consummated after obtaining the required approval by our stockholders and the satisfaction of certain other customary closing conditions.

Conditions to Closing

     The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, include:

•         approval of the Merger and related agreement by the shareholders of the Company;

•         no legal injunctions or constraints against the Merger;

•         accuracy of the representations and warranties of each party;

•         each party having performed in all material respects, all obligations and complied in all material respects with all covenants required by the Merger Agreement;

•         no material adverse effect having occurred after the date of the Merger Agreement;

•         each Support Agreement remaining in full force and effect and binding obligations of each Support Shareholder;

•         holders of no more than ten percent (10%) of the outstanding shares of Company Common Stock entitled to vote having properly exercise statutory dissenters’ rights;

•         the ESOP trustee having provided evidence of the legally valid completion of the ESOP vote and the ESOP determination; and

•         unless otherwise agreed by Parent by a particular case, holders of all Company Options and the Company having duly executed and delivered an Option Cancellation Receipt and Release to Parent.

Termination

     The Company will be required to pay steute a termination fee of $1,000,000, plus reimbursement of steute’s expense up to $300,000, under certain circumstances, including if the Merger Agreement is terminated due to a Recommendation Change by the Company Board or if the Company enters into or consummates an alternative acquisition transaction following termination under certain circumstances.

Support Agreements

     In connection with the execution of the Merger Agreement, certain members of the Company’s board of directors and certain beneficial owners of the Company (the “Support Shareholders”) entered into voting and support agreements (each, a “Support Agreement”), agreeing to vote all of their shares of the Company’s stock in favor of the various proposals related to the Merger Agreement and any other matters necessary for consummation of the Merger and against any action reasonably expected to impede, delay or materially and adversely affect the Merger.

     The foregoing descriptions of the Merger Agreement and the Support Agreements do not purport to be complete and are qualified in their entirety by the actual agreements.  The Merger Agreement and Support Agreement will be filed as exhibits with the Securities and Exchange Commission (the “SEC”).

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the proposed Merger, the anticipated timing of the Merger, the satisfaction of closing conditions, and other statements that are not historical facts. Forward-looking statements are typically identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would,” “should,” “could,” “seek,” “might,” “potential” and similar expressions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to:

•         the risk that the Merger may not be completed in a timely manner or at all;

•         the failure to obtain the Company Shareholder Approval;

•         the failure to satisfy the other conditions to the consummation of the Merger;

•         the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•         the effect of the announcement or pendency of the Merger on the Company's business relationships, operating results and business generally;

•         risks related to diverting management's attention from the Company's ongoing business operations;

•         the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger;

•         the risk that the Company's stock price may decline significantly if the Merger is not completed;

•         the risk that holders of more than 10% of the Company’s voting shares exercise and do not withdraw or lose dissenter’s rights;

•         failure to satisfy ESOP-related conditions could prevent or delay closing;

•         changes in general economic, business or industry conditions; and

•         other risks and uncertainties described in the Company's filings with the SEC, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed Merger. Information about the Company's directors and executive officers, including their ownership of Company Common Stock, is set forth in the Company's proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2025, and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025  which was filed with the SEC on March 30, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed Merger when they become available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or steute or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

IN CONNECTION WITH THE PROPOSED MERGER, THE COMPANY INTENDS TO FILE WITH THE SEC A PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS. THE PROXY STATEMENT WILL BE SENT OR GIVEN TO THE SHAREHOLDERS OF THE COMPANY AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO.

Shareholders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRO-SENSORS, INC.

Date: April 24, 2026	By:	/s/ David L. Klenk
David L. Klenk
Chief Executive Officer and Chief Financial Officer